Exhibit 32.1

Certification of the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of MetroCorp Bancshares, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George M. Lee, Executive Vice Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

Date: May 11, 2011	By:	/s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and
Chief Executive Officer